UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 8, 2018
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
In advance of a public webcast presentation at the J.P. Morgan Healthcare Conference on January 9, 2018, on January 8, 2018, Danaher Corporation issued a press release regarding the Company’s anticipated financial performance for the fourth quarter of 2017 and on January 9, 2018, Danaher Corporation furnished pursuant to Item 2.02 of Form 8-K such press release as well as the presentation slide attached hereto, each of which is incorporated by reference herein. The presentation slide attached hereto contains certain information regarding Danaher’s anticipated financial performance for 2017.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

99.1	Press Release—“Danaher CEO to Comment on Financial Performance”

99.2	Selected Danaher Presentation Slide for J.P. Morgan Healthcare Conference on January 9, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	January 8, 2018	By:	/s/ James F. O’Reilly
James F. O’Reilly
Vice President, Associate General Counsel and Secretary